UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2008
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
EX-10.1 Lease Agreement between Molecular Insight Pharmaceuticals, Inc. and RayJoe Limited Partnership, dated April 8, 2008
EX-10.2 Lease Agreement between Molecular Insight Pharmaceuticals, Inc. and ARE-MA Region No. 35, LLC, dated April 25, 2008

Item 1.01.	Entry into a Material Definitive Agreement.
On April 8, 2008, Molecular Insight Pharmaceuticals, Inc. (the “Company”) entered into a lease agreement with RayJoe Limited Partnership (“RayJoe”) for the lease of approximately 15,555 square feet of office and laboratory space located at 160 Second Street, Cambridge, Massachusetts (the “RayJoe Lease”). The prior lease agreement between the Company and RayJoe covering the same location, originally entered into as of June 19, 2003 and as subsequently amended, is scheduled to terminate on June 30, 2008. The term of the RayJoe Lease is from July 1, 2008 to June 30, 2011. The monthly base rent for the first two years of the lease is $45,368.75 and for the last year of the lease is $46,665.00. The Company has an option to extend the term for a two-year period from July 1, 2011 to June 30, 2013.
On April 25, 2008, the Company entered into a lease agreement with ARE-MA Region No. 35, LLC (“ARE-MA”) for the lease of approximately 19,750 square feet of office space located at 101 Rogers Street, Cambridge, Massachusetts (the “ARE-MA Lease”). The term of the ARE-MA Lease is from April 25, 2008 to March 31, 2010. The monthly base rent from April 25, 2008 to March 31, 2009 is $55,308.33 (subject to certain reduction for the second month of the lease) and from April 1, 2009 to March 31, 2010 is $56,959.17. The Company has an option to extend the term twice and each extension will be for a period of six months.
The above descriptions of the RayJoe Lease and the ARE-MA Lease are summary only and are qualified in their entirety by the terms of the two leases attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are furnished pursuant to Item 1.01:
10.1	Lease Agreement between Molecular Insight Pharmaceuticals, Inc. and RayJoe Limited Partnership, dated April 8, 2008.
10.2	Lease Agreement between Molecular Insight Pharmaceuticals, Inc. and ARE-MA Region No. 35, LLC, dated April 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 8th day of May, 2008.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ Donald E. Wallroth
	Name:	Donald E. Wallroth
	Title:	Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1	Lease Agreement between Molecular Insight Pharmaceuticals, Inc. and RayJoe Limited Partnership, dated April 8, 2008

10.2	Lease Agreement between Molecular Insight Pharmaceuticals, Inc. and ARE-MA Region No. 35, LLC, dated April 25, 2008